                  ASSIGNMENT AND ASSUMPTION AGREEMENT BETWEEN
                          FIRST SOURCE FINANCIAL LLP
                                      AND
                             SENIOR DEBT PORTFOLIO


                                                        October 24, 1997

     Reference is made to the Agreement described in ITEM 2 of ANNEX I annexed hereto (as amended through the date hereof, the "CREDIT AGREEMENT"). First Source Financial LLP (the "ASSIGNOR") and Senior Debt Portfolio (the "ASSIGNEE") agree as follows:

     1. When capitalized and used herein, terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in the applicable sections of ITEM 4 of ANNEX I of all outstanding rights and obligations under the Credit Agreement relating to the Revolving Loan Commitment, the Term Loan A Commitment and the Term Loan B Commitment. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment, Term Loan A Commitment, Term Loan B Commitment and the amount of the Loans owing to the Assignee and the Assignee's interest in the Letters of Credit will be as set forth in ITEM 4 of ANNEX I.

     3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement of the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Notes, or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its Subsidiaries or the performance or observance by Borrower or any of its Subsidiaries of any of Borrower's obligations under the Credit Agreement, the Notes, or any other instrument or document furnished pursuant thereto.

     4. The Assignee (i) represents that it is either (A) a Person organized under the laws of the United States or a state thereof or (B) if it is a Person organized under the laws of any jurisdiction other than the United States or any state thereof (a "FOREIGN LENDER"), the information set forth in the documents delivered pursuant to clause (vii) of this SECTION 4 is true and correct as of the date hereof; (ii) confirms that it is either a commercial lender, other financial institution or "accredited investor" (as defined in Regulation D promulgated under the Securities Act of 1933, as amended) which makes loans or purchases notes in the ordinary course of business and that it will make all Loans under the Credit Agreement solely for its own account in the ordinary course of business and not with a view to or for sale in connection with any distribution of the Notes; PROVIDED, HOWEVER, that (x) the Assignee shall not be deemed to have breached this representation by making assignments or granting participations as permitted in the Credit Agreement and
(y) the disposition of the Notes, or other evidence of debt held by the Assignee shall at all times be within its exclusive control; (iii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) agrees that it will independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) if it is a Foreign Lender, attaches two accurate and complete original signed copies of forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or, if applicable, such other documents as are necessary to indicate that such payments are subject to such rates at a rate reduced by an applicable tax treaty.

     5. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent in the Register. The effective date (the "EFFECTIVE DATE") of this Assignment and Assumption Agreement shall be the date of execution and delivery hereof to the Agent by the Assignor and the Assignee.

     6. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

     7. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees (if applicable) with respect thereto) to the Assignee. Upon the Effective Date, the Assignee shall pay to the Assignor the principal amount of any outstanding Loans under the Credit Agreement which are being assigned hereunder, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves on the Effective Date.

     8. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois, without regard to conflict of laws provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement and ANNEX I hereto be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     FIRST SOURCE FINANCIAL, LLP, as Assignor

                                     By:  First Source Financial, Inc.,
                                          its Agent/Manager

                                     By: /s/ EDWARD A. SZARKOWICZ
                                        ---------------------------
                                     Name: EDWARD A. SZARKOWICZ
                                          -------------------------
                                     Title: VICE PRESIDENT
                                           ------------------------


                                     SENIOR DEBT PORTFOLIO, as Assignee
                                     By:  Boston Management and Research, as
                                          Investment Advisor

                                     /s/ SCOTT H. PAGE
                                     ------------------------------
                                     Name: SCOTT H. PAGE
                                          -------------------------
                                     Title: VICE PRESIDENT
                                           ------------------------


Accepted:

FIRST SOURCE FINANCIAL LLP,
as Agent

By:  First Source Financial, Inc.,
     its Agent/Manager

 By: /s/ EDWARD A. SZARKOWICZ
    ------------------------------
 Name: EDWARD A. SZARKOWICZ
      ----------------------------
 Title: VICE PRESIDENT
       ---------------------------

                                    ANNEX I
                                    -------

1.  Borrower:                                              MIKOHN GAMING CORPORATION,
                                                           a Nevada corporation


2.  Name and Date of                                       Credit Agreement dated as of October 24,
                                                           1997 among Borrower, each of the
                                                           financial institutions initially a signatory
                                                           thereto, together with those assignees
                                                           pursuant to SECTION 11.8 thereof, and First
                                                           Source Financial LLP, as Agent

3.  Effective Date:                                        October ____, 1997

4.  Amounts  (as of Date in
    Item #3 above):

    A.     Revolving Loan Commitment
           of Assignor immediately
           prior to Effective Date:                        $10,000,000.00

    B.     Assigned Share:                                  0%

    C.     Amount of Assigned Share:                       $0

    D.     Revolving Loans and Letter
           of Credit Participations of
           Assignor outstanding
           immediately prior to
           Effective Date:                                 $0

    E.     Revolving Loans and Letter
           of Credit Participations of
           Assignee outstanding on the
           Effective Date:                                 $0

    F.     Term Loan A Commitment
           of Assignor immediately
           prior to Effective Date:                        $10,000,000.00

    G.     Assigned Share:                                  50%

    H.     Amount of Assigned Share:                       $5,000,000


    I.       Principal Balance of Term Loan A
             of Assignor outstanding
             immediately prior to
             Effective Date:                               $10,000,000.00

    J.       Principal Balance of Term Loan A
             of Assignee outstanding on the
             Effective Date:                               $5,000,000

    K.       Term Loan B Commitment
             of Assignor immediately
             prior to Effective Date:                      $0

    L.       Assigned Share:                                0%

    M.       Amount of Assigned Share:                     $0

    N.       Principal Balance of Term Loan B
             of Assignor outstanding
             immediately prior to
             Effective Date:                               $0

    O.       Principal Balance of Term Loan B
             of Assignee outstanding on the
             Effective Date:                               $0

5.  Notice and Payment Instructions:

    ASSIGNOR:

    PAYMENT                                                NOTICE
    -------                                                ------
    LaSalle National Bank                                  First Source Financial, LLP
    ABA #071000505                                         2850 West Golf Road, 5th Floor
    Account No: 2358830                                    Rolling Meadows, Illinois 60008
    Reference: Mikohn                                      Attention: Contract Administration


    ASSIGNEE:

    PAYMENT                                                NOTICE
    -------                                                ------
    Investors Bank and Trust Co.                           Senior Debt Portfolio
    ABA # 011-001-438                                      c/o Boston Management and Research
    Account # 79650-9107                                   24 Federal Street, 6th Floor
    Atention: Senior Debt Portfoliot                       Boston, Massachusetts 02110


Accepted and Agreed To By:


FIRST SOURCE FINANCIAL LLP             SENIOR DEBT PORTFOLIO
By: First Source Financial, Inc.       By: Boston Management and Research,
    its Agent/ Manager                      as Investment Advisor

        /s/ EDWARD A. SZARKOWICZ             /s/ SCOTT H. PAGE
    By:_____________________________        ____________________________________
          EDWARD A. SZARKOWICZ                     SCOTT H. PAGE
    Name:___________________________        Name:_______________________________
            Vice President                          Vice President
    Title:  ___________________________     Title:  ____________________________



Dated: October 24, 1997